TWIN DISC, INCORPORATED

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(As Amended and Restated Effective July 29, 2010)

July 29, 2010

TWIN DISC, INCORPORATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(as amended and restated effective July 29, 2010)

PREAMBLE

Effective January 1, 1984, the Company adopted the Twin Disc, Incorporated Supplemental Retirement Plan to ensure the payment of a competitive level of retirement income in order to retain and motivate selected executives.  The Plan was amended effective January 1, 1985 for executives named to the Plan on or after January 1, 1985.  Effective as of January 1, 1998, the Plan was amended and restated to, among other things, change the formula for calculating the amount of benefits payable to executives who were participants in the Plan as of December 31, 1997 but who had not yet terminated employment as of such date.

The rights and benefits, if any, of a Participant who terminated employment prior to January 1, 1998, shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.

Effective July 28, 2005, the Committee amended and restated the Plan to comply with section 409A of the Internal Revenue Code by eliminating elections among distribution options and imposing a uniform method of distributing Plan benefits for all Participants.  All amounts deferred under the Plan as of July 28, 2005, but not yet paid to Participants, whether or not earned and vested (within the meaning of IRS Notice 2005-1) as of December 31, 2004, shall be subject to the revised provisions of the Plan as stated herein.  Between December 31, 2004, and July 28, 2005, no Participant retired and no Participant made an election to receive an optional form of distribution under the Plan provisions as in effect prior to July 28, 2005.

Effective July 24, 2008, the Committee amended and restated the Plan to comply with the final regulations issued under Section 409A of the Internal Revenue Code.

Effective July 29, 2010, the Committee amended and restated the Plan to reflect a change in the qualified retirement plan covering Plan Participants.  As of July 31, 2009, the defined benefit qualified retirement plan covering Plan Participants was frozen, and a new defined contribution qualified plan covering Plan Participants was established as of August 1, 2009.  Because this Plan (prior to this restatement) determined benefits based in part on the benefits accrued under the frozen defined benefit qualified retirement plan (or that would have accrued under that plan but for earnings limitations under the Internal Revenue Code), the Plan has been restated to reflect the freezing of the defined benefit plan and the adoption of the defined contribution plan.

SECTION I - DEFINITIONS

1.1
“Account” means the bookkeeping account maintained by the Company for purposes of valuing benefits payable to a Participant under the Plan, as determined in accordance with the Schedule applicable to such Participant.

1.2
"Actuarial Equivalent" or “Actuarially Equivalent” means equality in value of the aggregate amounts expected to be received under different forms of payment, based on the 1983 Group Annuity Mortality Table (male table only), with interest at 8.0%.

1.3	"Basic Qualified Plan" means the Twin Disc, Incorporated Retirement Savings Plan for Salaried Employees (adopted effective August 1, 2009), as amended from time to time.

1.4
"Committee" means the Compensation Committee of the Board of Directors of the Company, which has been given complete and discretionary authority by the Board of Directors to administer and interpret this Plan.

1.5	"Company" means Twin Disc, Incorporated.

1.6	"Disabled" means that a Participant is receiving monthly disability income benefits under the Company’s long term disability plan.

1.7	"Earnings" means total compensation used in the calculation of Average Annual Earnings, which is determined in accordance with the Schedule applicable to such Participant.

1.8	“Employee” means any person in the employ of the Company.

1.9
“Frozen Qualified Plan” means the Twin Disc, Incorporated Retirement Plan for Salaried Employees (amended and restated effective January 1, 1997 (including amendments adopted through May 1, 2001)), as amended from time to time.

1.10	"Frozen Qualified Plan Benefit" means twelve times the amount defined in Section 1.2 (“Accrued Benefit”) of the Frozen Qualified Plan.

1.11
"Participant" means an Employee of the Company designated as a Participant by the Committee.  An Employee shall become a Participant in the Plan as of the date he is individually selected by, and specifically named in the resolutions of, the Committee for inclusion in the Plan.  A Participant shall cease to be an active Participant in this Plan and he shall not be entitled to receive benefits hereunder if he ceases to be an Employee of the Company for any reason other than Retirement or becoming Disabled as described in Section 3.4 prior to his sixty-fifth (65th) birthday.

1.12	"Plan" means the Company's Supplemental Executive Retirement Plan as stated herein.

1.13	"Plan Year" means the twelve (12) consecutive month period ending each December 31. During 2009, there was a short Plan Year running from July 1, 2009 through December 31, 2009.

1.14	"Retirement" or “Retire” means a Participant’s Separation from Service on or after one of the retirement dates specified in Section 2.1.

1.15
“Separation from Service” means a termination of employment with the Company and all affiliates within the meaning of Section 409A(a)(2)(A) of the Internal Revenue Code and the default rules set forth in Treasury Regulation section 1.409A-1(h).

1.16
"Service" means the aggregate of all periods of employment of an Employee by the Company, including full and partial years, calculated from his date of employment.  Service will include the period of time, if any, during which a Participant received disability income benefits under the Company’s long term disability plan.

1.17	"Surviving Spouse" means an individual who is a surviving spouse of a Participant as defined under the Basic Qualified Plan.

The masculine gender, where appearing in the Plan will be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates the contrary.

SECTION II - ELIGIBILITY FOR BENEFITS

2.1	Each Participant is eligible to Retire and receive a benefit under this Plan beginning on or after one of the following dates:

(a)	"Normal Retirement Date,” which is the first day of the month coinciding with or next following a Participant’s sixty-fifth (65th) birthday with at least five (5) years of Service.

(b)
"Early Retirement Date,” which is the first day of any month following the month in which the Participant reaches the age and Service requirement set forth in the attached Schedule for each Participant.

(c)	"Postponed Retirement Date,” which is the first day of the month following the Participant's Normal Retirement Date in which the Participant terminates employment with the Company.

2.2
If a Participant experiences a Separation from Service before one of the Retirement dates listed in Section 2.1, his benefit shall be forfeited.  Notwithstanding the foregoing, if a Participant has a Separation from Service before one of the Retirement dates listed in Section 2.1 due to becoming Disabled, he shall vest in his benefits under this Plan and shall be paid his benefits under this Plan only as described in Section 3.4 below.

2.3           Anything herein to the contrary notwithstanding, if any Participant (including a Participant that has terminated employment with the Company) engages in competition with the Company (without prior authorization given by the Committee in writing) or is discharged for cause, or performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company, all rights to any benefits payable under this Plan thereafter (whether payable to such Participant or such Participant’s Surviving Spouse) shall, at the discretion of the Committee, be forfeited and the Company will have no further obligation hereunder to such Participant or Surviving Spouse.

SECTION III – AMOUNT AND FORM OF RETIREMENT BENEFIT

Amount of Benefit

3.1	The benefit payable at a Normal Retirement Date will equal the amount determined in accordance with the Schedule applicable to such Participant.

3.2	The benefit payable at an Early Retirement Date will equal the benefit determined in accordance with the Schedule applicable to such Participant.

3.3	The benefit payable at a Postponed Retirement Date will be equal to the benefit determined in accordance with the Schedule applicable to such Participant.

3.4	With respect to a Participant who experiences a Separation from Service due to becoming Disabled before reaching his Early Retirement Date or Normal Retirement Date:

(a)
Subject to subsection (b), such Participant shall vest in his benefits under the Plan on the date that he would have attained his Early Retirement Date or Normal Retirement Date (or, if later, on the first day of the seventh month following the month in which he became Disabled).  The period of time that such Participant is Disabled shall be counted in determining whether and when the Participant would have attained his Early Retirement Date or Normal Retirement Date.

(b)
Notwithstanding subsection (a), should a Participant who experiences a Separation from Service due to becoming Disabled before attaining his Early Retirement Date or Normal Retirement Date cease to be Disabled before vesting in his benefits under subsection (a) and refuse an offer by the Company to return to active employment with the Company in a position that is substantially comparable to the position he held when he became Disabled, his benefit under the Plan shall be forfeited.

Form of Benefit

3.5
Any benefits payable under this Plan will automatically be paid in a Two Payment Deferred Lump Sum Form, under which two equal payments will be made to the Participant (or his Surviving Spouse or named beneficiary if the Participant dies prior to all of the payments being made), with the first payment to be made on the February 1 following the calendar year of Retirement, and the second payment to be made on February 1 of the following year.  To the extent that the Schedule applicable to a Participant expresses the Participant’s benefit as a single life annuity, the two payments shall be the Actuarial Equivalent of the annual benefit calculated under the single life annuity form.  Notwithstanding the foregoing:

(a)
If each of the two lump sum payments described herein would otherwise exceed $500,000, each such payment shall be limited to $500,000, with the unpaid balance following the second such payment increasing at 8% per year beginning on the date of the second such payment, and additional payments (also limited to $500,000 each) will be made on each subsequent February 1 until the balance is paid; and

(b)
If the commencement of benefits is based upon a Participant’s Separation from Service, the first payment to or with respect to such Participant shall be no earlier than the date that is six months after the date of the Participant’s Separation from Service (or, if earlier, the date of death of the Participant).

Additional Frozen Qualified Plan Benefit

3.6
Upon Retirement, a Participant who elects to receive any or all of their monthly benefits from the Frozen Qualified Plan immediately in the form of a Joint and Survivor Annuity for Married Participant (Section 6.1(b) of the Frozen Qualified Plan) will receive an additional benefit from this Plan.  This benefit is intended to make-up for the reduction in monthly Frozen Qualified Plan benefits due to Joint and Survivor coverage and is equal to the difference, if any, between the monthly Frozen Qualified Plan benefit payable immediately in the single life form and the monthly Frozen Qualified Plan benefit payable immediately in the Joint and Survivor Annuity for Married Participant form.  In the event the Participant elects to receive all or a part of the Frozen Qualified Plan benefit as a single life annuity or as a lump sum, the additional benefit calculated in this Section 3.6 will not be based on the portion of the Frozen Qualified Plan benefit that is paid in a form other than the Joint and Survivor Annuity for Married Participant.

The benefit determined under this Section 3.6 is calculated in the form of a single life temporary annuity, stated in terms of benefits for the shorter of the life of the Participant or 120 monthly payments.  The Actuarial Equivalent of such benefit shall be added to, and paid in the form of, the Two Payment Deferred Lump Sum described in Section 3.5 above.  The $500,000 limit on any given payment described in Section 3.5 shall apply to the combined benefit determined under Section 3.1, 3.2 or 3.3 and this Section 3.6.

No additional benefit under this Section 3.6 shall be paid if the Participant does not elect to receive Frozen Qualified Plan benefits commencing on or before the date that benefits are first payable under this Plan.

SECTION IV - PAYMENT OF RETIREMENT BENEFITS

4.1	No benefits are payable under this Plan if a Participant terminates employment for any reason other than Retirement, becoming Disabled, or death.

SECTION V - DEATH BENEFITS PAYABLE

5.1
If a Participant should die after attaining either his Early Retirement Date or his Normal Retirement Date and before Retirement, the Surviving Spouse will receive, in the form of a lump sum, a benefit equal to the Participant's benefit determined in accordance with Section III as if the Participant had retired and commenced receiving a benefit on the first of the month following the date of his death.  If the lump sum is equal to or less than $500,000, the lump sum will be paid in a single payment.  In the event that the lump sum is in excess of $500,000, then the first payment will be limited to $500,000, with the unpaid balance increasing with interest at 8% per year, and additional payments (also limited to no more than $500,000) made on each twelve month anniversary of the first payment until the balance is paid.  If the Surviving Spouse dies after the first payment but prior to the time when the balance has been fully discharged, a named beneficiary shall receive the subsequent payment(s) at the same time and in the same amount as if the Surviving Spouse was alive to receive the payments.

5.2
The initial payment under this Section V will be paid within 60 days following the month in which the Participant dies.  If additional payments are required, each such payment will be made on the date which follows the prior payment by twelve months.

5.3
If a Participant should die prior to attaining his Early Retirement Date or his Normal Retirement Date, no benefits will be payable from this Plan.  If a Participant should die without a Surviving Spouse, no benefit under this Section V is payable.

SECTION VI - MISCELLANEOUS

6.1
The Committee may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part.  However, no amendment or suspension of the Plan will affect any of the following:

(a)
a retired Participant’s right or the right of such retired Participant’s Surviving Spouse to continue to receive a benefit in accordance with the terms of the Plan as in effect on the date such Participant commenced to receive a benefit under the Plan; and

(b)
the right of any Participant not covered under Section 6.1(a) above to receive benefits that have been earned (with the amount of earned benefit determined in accordance with Section 3 based on Earnings and Service as of the date of the amendment or suspension) payable on the date they would have been paid if the Plan had not been amended or suspended, all in accordance with the Plan in effect on the date of such amendment or suspension.

In the event the Plan is terminated, any earned benefits (whether or not in pay status) will be non-forfeitable.  The Company shall pay the benefit earned to date in the Two Payment Deferred Lump Sum form described in Section 3.5, with the first such payment made on the February 1 of the year following the later of the year that the Participant has a Separation from Service or the year that the Participant reaches (or would have reached) his or her Early Retirement Date.  The terms and restrictions of Section 3.5 shall apply to such payments, including the $500,000 maximum that may be paid at any one time, and the six month delay for distributions triggered by a Separation from Service.

6.2
Nothing contained herein will confer upon any Participant the right to be retained in the service of the Company, nor will it interfere with the right of the Company to discharge or otherwise deal with Participants without regard to the existence of this Plan.

6.3	This Plan is unfunded, and the Company will make Plan benefit payments solely on a current disbursement basis from its general assets.

6.4
To the maximum extent permitted by law, no benefit under this Plan shall be assignable or subject in any manner to alienation, sale, transfer, claims of creditors, pledge, attachment or encumbrances of any kind.

6.5
The Committee, in its sole discretion, may adopt rules, regulations, and interpretations to assist it in the administration of the Plan.  The Committee shall have complete and discretionary authority to determine eligibility, the amount of benefits payable under the Plan, and to make other interpretations, including factual determinations under the plan.

6.6
Each Participant shall receive a copy of this Plan, and the Committee will make available for inspection by any Participant a copy of the rules and regulations used by the Committee in administering the Plan.  Notwithstanding the immediately preceding sentence, to the extent any Participants are named in Schedules to this Plan only those Participants shall receive a copy of such Schedule.

6.7	This Plan is established under, and will be construed according to, the laws of the State of Wisconsin, except to the extent preempted by ERISA or other federal law.

6.8	Claims Procedure
.  The Committee shall notify the Participant or any beneficiary (“Claimant”) in writing, within 90 days of his written application for benefits, of his eligibility or ineligibility for benefits under the Plan.  If the Committee determines that a claimant is not eligible for benefits or full benefits, the notice shall set forth (a) the specific reasons for such denial, (b) a specific reference to the provisions of the Plan on which the denial is based, (c) a description of any additional information or material necessary for the claimant to perfect his claim, and a description of why it is needed, (d) an explanation of the Plan’s claims review procedure and other appropriate information as to the steps to be taken if the claimant wishes to have the claim reviewed (including the applicable time limits, a statement that the claimant is entitled to receive upon request, free of charge, access to and copies of all documents and other information relevant to the claim, and a statement regarding the claimant’s right to bring a civil action if the claimant’s review is denied), and (e) in the case of claims based on disability, copies of or the right to request free of charge any internal rule, guideline or protocol that was relied upon in denying the claim.  If the Committee determines that there are special circumstances requiring additional time to make a decision, the Committee shall notify the claimant of the special circumstances and of the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period.

If the Committee determines that a claimant is ineligible for benefits, or if the claimant believes that he is entitled to greater or different benefits, the claimant shall have the opportunity to have such claim reviewed by the Committee by filing a petition for review with the Committee within 60 days after receipt of the notice issued by the Committee.  Said petition shall state the specific reasons why the claimant believes that he is entitled to benefits, greater benefits, or different benefits.  Within 60 days after receipt by the Committee of said petition, the Committee shall afford the claimant (and counsel, if any) an opportunity to present his position to the committee orally or in writing, and the claimant (or counsel, if any) an opportunity to present his position to the Committee orally or in writing, ad the claimant (or counsel) shall have the right to review the pertinent documents.  Within the 60-day period, the Committee shall notify the claimant of its decision in writing.  The Committee’s written notice to the claimant shall set forth specifically the basis of the Committee’s decision and the specific provisions of the Plan on which the decision is based and shall be written in a manner calculated to be understood by the claimant.  If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Committee, but notice of this deferral shall be given to the claimant.  In the event of the death of a claimant, the same procedure shall be applicable to the claimant’s beneficiaries.

Special procedures apply if a claim is based upon an assertion that the Participant is Disabled.  If a claim of disability is wholly or partially denied, the Committee must furnish the claimant with a written notice of this denial no later than 45 days after the receipt of the claim.  However, the Committee may request up to two extensions of up to 30 days each to process the claim by providing notice of the extension within the original 45 day period or within the initial 30 day extension period (whichever applies).  Each notice must state the special circumstances requiring the extension of time, the standards on which entitlement to benefits based on disability are based, and the date by which the Committee expects to render a decision on the claim.  If additional information is needed to process the claim, the claimant will be given at least 45 days to provide such information.

If a claim for benefits based on disability is denied, and the claimant wishes to submit the claim for a hearing and review, the claimant must file the claim for review no later than 180 days after receiving written notification of the denial of his claim for benefits.  The claimant may submit written documents and other information relating to the claim.  The review will be conducted by an appropriate named fiduciary of the Plan who is neither the person who denied the initial claim nor a subordinate of that person, and no deference will be given to the initial decision of the claim.  If the claim is based on a medical judgment, the person conducting the review will consult with an appropriate health care professional (but not the same professional who was consulted in connection with the original denial of the claim, or his or her subordinate), and will, upon the request of the claimant, provide the claimant with the names of all medical or vocational experts whose advice was obtained in connection with the original denial of the claim.  A hearing on the claim will be conducted within 45 days.  At the hearing, or prior to the hearing upon 5 business days' written notice to the Committee, the claimant may review all pertinent documents relating to the denial of the claim.  If the review of the claim is denied, the claimant will be provided with written notice of this denial within 45 days after the Committee’s receipt of the written claim for review.  There may be times when this 45 day period may be extended.  This extension may only be made, however, where there are special circumstances that are communicated to the claimant in writing within the 45 day period.  If the decision on review is not furnished to the claimant within the time limitations described above, the claim shall be deemed denied on review.

If the review of a claim is denied, the Committee will provide the claimant with a notice containing the specific reasons for the denial, a reference to the Plan provisions on which the denial is based, a statement that the claimant is entitled to receive upon request, free of charge, access to and copies of all documents and other information relevant to the claim, a statement of the claimant’s right to bring a civil action under federal law, and, in the case of claims based on disability, copies of or the right to request free of charge any internal rule, guideline or protocol that was relied upon in denying the claim.

No person or entity claiming Plan benefits may bring legal action against the Committee or its members, the Company, any affiliate of the Company, the Board of Directors of the Company or its members, or any employee of the Company based upon the Plan before exhausting the claim and appeal procedures set forth in the preceding paragraphs of this Section 6.8.  No person or entity claiming benefits under the Plan may commence legal action with respect to the Plan more than 120 days after receiving notice of the Committee’s final decision on the claim appeal of such person or entity.

TWIN DISC, INCORPORATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED JULY 29, 2010

Schedule for Michael Batten

Eligibility: This Schedule covers retirement benefits for Michael Batten.

Amount of Benefit:

3.1	The annual retirement benefit payable at a Normal Retirement Date will equal (a) less (b):

(a)	2.0% times Service (such Service not to exceed 25 years) times Average Annual Earnings. For this purpose:

(i)
“Average Annual Earnings” means the average of a Participant’s Earnings for the five consecutive calendar years in which the Participant’s Earnings were the highest during the last fifteen calendar years prior to the Participant’s Retirement; and

(ii)	“Earnings” means regular base salary from the Company plus the annual incentive bonus paid in any calendar year.

(b)	The sum of (i) and (ii):

(i)
The Participant’s Frozen Qualified Plan Benefit, expressed in the form of a single life annuity, stated in terms of benefits for the life of the Participant with no benefits payable to any beneficiary.

(ii)
The Participant’s total Basic Qualified Plan benefit, expressed in the form of a single life annuity, stated in terms of benefits for the life of the Participant with no benefits payable to any beneficiary.

For purposes of expressing the Participant’s Frozen Qualified Plan Benefit and Basic Qualified Plan benefit in the form of a single life annuity, the Plan shall use the “Applicable Mortality Table” and the “Applicable Rate of Interest,” as those terms are defined in the Frozen Qualified Plan.

3.2	The retirement benefit payable at a Postponed Retirement Date will be equal to the greater of (a) or (b):

(a)	The Actuarial Equivalent present value of the amount calculated under Section 3.1 above as of the Postponed Retirement Date.

(b)
The Actuarial Equivalent present value of the amount calculated under Section 3.1 above as of July 1, 2010 (which was $2,678,179), increased by an Interest Credit as of the last business day of each Plan Year from July 1, 2010 until the Postponed Retirement Date.  For the Plan Year ending December 31, 2010, the Interest Credit shall be applied beginning July 1, 2010.  For the Plan Year in which the Participant’s Postponed Retirement Date occurs, the Interest Credit shall be credited as of the Postponed Retirement Date.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount determined under this Section 3.2(b) as of the prior valuation of the benefit hereunder.

TWIN DISC, INCORPORATED, SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2010

Schedule for James Feiertag

Eligibility:  This Schedule covers retirement benefits for James Feiertag.

1.1           Account.  The Participant’s Account shall consist of the following three components:

(a)
Opening Balance.  As of August 1, 2009, the Participant’s Account was credited with an opening balance of $58,445.40, representing the then-present value of the Participant’s benefit under the Plan as of such date.

(b)	Annual Credits. As of the end of each Plan Year (beginning with the short Plan Year ending on December 31, 2009), an Annual Credit shall be added to the Participant’s Account, equal to (i) minus (ii):

(i)	The Participant’s Basic Qualified Plan credit for that Plan Year determined without regard to the earnings limitation of Section 401(a)(17) of the Internal Revenue Code.

(ii)	The Participant’s Basic Qualified Plan credit for that Plan Year.

(c)
Interest Credits.  An Interest Credit shall be added to the Participant’s Account as of the last business day of each Plan Year until the date the Participant’s benefit under the Plan commences distribution.  For the Plan Year ending December 31, 2009, the Interest Credit shall be applied beginning August 1, 2009.  For the Plan Year in which the Participant commences distribution, the Interest Credit shall be added to the Participant’s Account as of the date the distribution commences.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount of the Participant’s Account balance.  For purposes of applying the Interest Credit, the Participant’s Account balance shall be determined before the addition of any Annual Credit under 1.1(b) above.

2.1(b)	The “Early Retirement Date” is the first day of any month following the month in which the Participant attains age sixty (60) and completes ten (10) years of Service.

Amounts of Benefit

3.1	The retirement benefit payable at Normal Retirement Date will be equal to the Participant’s Account as of the Participant’s Normal Retirement Date.

3.2	The retirement benefit payable at an Early Retirement Date will be equal to the Participant’s Account as of the Participant’s Early Retirement Date.

3.3	The retirement benefit payable at a Postponed Retirement Date will be equal to the Participant’s Account as of the Participant’s Postponed Retirement Date.

TWIN DISC, INCORPORATED, SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2010

Schedule for Christopher J. Eperjesy

Eligibility:  This Schedule covers retirement benefits for Christopher J. Eperjesy

1.1	Account. The Participant’s Account shall consist of the following three components:

(a)
Opening Balance.  As of August 1, 2009, the Participant’s Account was credited with an opening balance of $45,717.93, representing the then-present value of the Participant’s benefit under the Plan as of such date.

(b)	Annual Credits. As of the end of each Plan Year (beginning with the short Plan Year ending on December 31, 2009), an Annual Credit shall be added to the Participant’s Account, equal to (i) minus (ii):

(i)	The Participant’s Basic Qualified Plan credit for that Plan Year determined without regard to the earnings limitation of Section 401(a)(17) of the Internal Revenue Code.

(ii)	The Participant’s Basic Qualified Plan credit for that Plan Year.

(c)
Interest Credits.  An Interest Credit shall be added to the Participant’s Account as of the last business day of each Plan Year until the date the Participant’s benefit under the Plan commences distribution.  For the Plan Year ending December 31, 2009, the Interest Credit shall be applied beginning August 1, 2009.  For the Plan Year in which the Participant commences distribution, the Interest Credit shall be added to the Participant’s Account as of the date the distribution commences.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount of the Participant’s Account balance.  For purposes of applying the Interest Credit, the Participant’s Account balance shall be determined before the addition of any Annual Credit under 1.1(b) above.

2.1(b)	The “Early Retirement Date” is the first day of any month following the month in which the Participant attains age sixty (60) and completes ten (10) years of Service.

Amounts of Benefit

3.1	The retirement benefit payable at Normal Retirement Date will be equal to the Participant’s Account as of the Participant’s Normal Retirement Date.

3.2	The retirement benefit payable at an Early Retirement Date will be equal to the Participant’s Account as of the Participant’s Early Retirement Date.

3.3	The retirement benefit payable at a Postponed Retirement Date will be equal to the Participant’s Account as of the Participant’s Postponed Retirement Date.

TWIN DISC, INCORPORATED, SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2010

Schedule for John H. Batten

Eligibility:  This Schedule covers retirement benefits for John H. Batten

1.1	Account. The Participant’s Account shall consist of the following three components:

(a)
Opening Balance.  As of August 1, 2009, the Participant’s Account was credited with an opening balance of $38,616.67, representing the then-present value of the Participant’s benefit under the Plan as of such date.

(b)	Annual Credits. As of the end of each Plan Year (beginning with the short Plan Year ending on December 31, 2009), an Annual Credit shall be added to the Participant’s Account, equal to (i) minus (ii):

(i)	The Participant’s Basic Qualified Plan credit for that Plan Year determined without regard to the earnings limitation of Section 401(a)(17) of the Internal Revenue Code.

(ii)	The Participant’s Basic Qualified Plan credit for that Plan Year.

(c)
Interest Credits.  An Interest Credit shall be added to the Participant’s Account as of the last business day of each Plan Year until the date the Participant’s benefit under the Plan commences distribution.  For the Plan Year ending December 31, 2009, the Interest Credit shall be applied beginning August 1, 2009.  For the Plan Year in which the Participant commences distribution, the Interest Credit shall be added to the Participant’s Account as of the date the distribution commences.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount of the Participant’s Account balance.  For purposes of applying the Interest Credit, the Participant’s Account balance shall be determined before the addition of any Annual Credit under 1.1(b) above.

2.1(b)	The “Early Retirement Date” is the first day of any month following the month in which the Participant attains age sixty (60) and completes ten (10) years of Service.

Amounts of Benefit

3.1	The retirement benefit payable at Normal Retirement Date will be equal to the Participant’s Account as of the Participant’s Normal Retirement Date.

3.2	The retirement benefit payable at an Early Retirement Date will be equal to the Participant’s Account as of the Participant’s Early Retirement Date.

3.3	The retirement benefit payable at a Postponed Retirement Date will be equal to the Participant’s Account as of the Participant’s Postponed Retirement Date.

TWIN DISC, INCORPORATED, SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2010

Schedule for Denise L. Wilcox

Eligibility:  This Schedule covers retirement benefits for Denise L. Wilcox

1.1	Account. The Participant’s Account shall consist of the following three components:

(a)
Opening Balance.  As of August 1, 2009, the Participant’s Account was credited with an opening balance of $9,293.13, representing the then-present value of the Participant’s benefit under the Plan as of such date.

(b)	Annual Credits. As of the end of each Plan Year (beginning with the short Plan Year ending on December 31, 2009), an Annual Credit shall be added to the Participant’s Account, equal to (i) minus (ii):

(i)	The Participant’s Basic Qualified Plan credit for that Plan Year determined without regard to the earnings limitation of Section 401(a)(17) of the Internal Revenue Code.

(ii)	The Participant’s Basic Qualified Plan credit for that Plan Year.

(c)
Interest Credits.  An Interest Credit shall be added to the Participant’s Account as of the last business day of each Plan Year until the date the Participant’s benefit under the Plan commences distribution.  For the Plan Year ending December 31, 2009, the Interest Credit shall be applied beginning August 1, 2009.  For the Plan Year in which the Participant commences distribution, the Interest Credit shall be added to the Participant’s Account as of the date the distribution commences.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount of the Participant’s Account balance.  For purposes of applying the Interest Credit, the Participant’s Account balance shall be determined before the addition of any Annual Credit under 1.1(b) above.

2.1(b)	The “Early Retirement Date” is the first day of any month following the month in which the Participant attains age sixty (60) and completes ten (10) years of Service.

Amounts of Benefit

3.1	The retirement benefit payable at Normal Retirement Date will be equal to the Participant’s Account as of the Participant’s Normal Retirement Date.

3.2	The retirement benefit payable at an Early Retirement Date will be equal to the Participant’s Account as of the Participant’s Early Retirement Date.

3.3	The retirement benefit payable at a Postponed Retirement Date will be equal to the Participant’s Account as of the Participant’s Postponed Retirement Date.

TWIN DISC, INCORPORATED, SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2010

Schedule for Dean Bratel

Eligibility:  This Schedule covers retirement benefits for Dean Bratel

1.1	Account. The Participant’s Account shall consist of the following three components:

(a)
Opening Balance.  As of August 1, 2009, the Participant’s Account was credited with an opening balance of $8,213.45, representing the then-present value of the Participant’s benefit under the Plan as of such date.

(b)	Annual Credits. As of the end of each Plan Year (beginning with the short Plan Year ending on December 31, 2009), an Annual Credit shall be added to the Participant’s Account, equal to (i) minus (ii):

(i)	The Participant’s Basic Qualified Plan credit for that Plan Year determined without regard to the earnings limitation of Section 401(a)(17) of the Internal Revenue Code.

(ii)	The Participant’s Basic Qualified Plan credit for that Plan Year.

(c)
Interest Credits.  An Interest Credit shall be added to the Participant’s Account as of the last business day of each Plan Year until the date the Participant’s benefit under the Plan commences distribution.  For the Plan Year ending December 31, 2009, the Interest Credit shall be applied beginning August 1, 2009.  For the Plan Year in which the Participant commences distribution, the Interest Credit shall be added to the Participant’s Account as of the date the distribution commences.  The amount of the Interest Credit shall be equal to the annual interest rate on 30-year Treasury securities for November of the prior calendar year, subject to a minimum of 3 percent, times the amount of the Participant’s Account balance.  For purposes of applying the Interest Credit, the Participant’s Account balance shall be determined before the addition of any Annual Credit under 1.1(b) above.

2.1(b)	The “Early Retirement Date” is the first day of any month following the month in which the Participant attains age sixty (60) and completes ten (10) years of Service.

Amounts of Benefit

3.1	The retirement benefit payable at Normal Retirement Date will be equal to the Participant’s Account as of the Participant’s Normal Retirement Date.

3.2	The retirement benefit payable at an Early Retirement Date will be equal to the Participant’s Account as of the Participant’s Early Retirement Date.

3.3	The retirement benefit payable at a Postponed Retirement Date will be equal to the Participant’s Account as of the Participant’s Postponed Retirement Date.